Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Mizuho Securities USA Inc.
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2017-1 Owner Trust, Asset Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of motor vehicle retail installment sale contracts which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

●	The term “Receivables” means motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks.

●	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

●	The term “Data File” means an electronic data file provided by the Company on February 10, 2017, containing certain information related to 121,229 Receivables as of January 31, 2017.

●	The term “XML File” means an electronic data file provided by the Company on February 17, 2017, containing certain information related to 121,229 Receivables as of January 31, 2017.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

●	The term “Selected Receivables” means a sample of Receivables that we randomly selected from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

●	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, “Contract Information” screenshot from the Company’s Customer Account Servicing System (“CASS”), Certificate of Title, Title Application, “Title” screenshot from DealerTrack, Credit Application, Agreement to Furnish Insurance, and/or “Auto Finance Servicing System” screen shots. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

The Company is responsible for the Data File and the XML File.

I.	The Data File

For each of the Selected Receivables, we compared the attributes listed below contained in the Data File to the corresponding information appearing on or derived from the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the Data File to the Receivable File or other information for each of the attributes identified constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was compared.

Attributes	Receivable File
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
New vs. Used	Installment Sale Contract
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract
Origination Date	Installment Sale Contract

Attributes	Receivable File
Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Model	Installment Sale Contract
Current Maturity Date, if applicable	Installment Sale Contract, “Contract Information” screenshot from CASS, and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” screenshot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates.

For purposes of comparing Scheduled Monthly Payment or APR, in the event the Scheduled Monthly Payment or APR did not agree to the amount or percentage stated on the Installment Sale Contract, we were instructed by the Company to compare the Scheduled Monthly Payment or APR to the amount or percentage stated on the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated on the Installment Sale Contract, the Company instructed us to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated on the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event Current Maturity Date did not agree to the date stated on the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated on the “Contract Information” screenshot from CASS.

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company that the names “American Honda Finance,” “AHFC,” “Ahfc,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” “American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Honda Fin Corp,” “Amercn Fin Corp,” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

For purposes of comparing Legal Owner or Lien Holder Name and identifying the presence of Certificate of Title, in the event the Certificate of Title or Title Application were not available, the Company instructed us to utilize the “Title” screenshot from DealerTrack.

In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

●	Credit Application

●	Certificate of Title, Title Application, or “Title” screenshot from DealerTrack

●	Agreement to Furnish Insurance

●	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

●	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signatures.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

II.	The XML File

For each of the Selected Receivables, we compared the attributes listed below contained in the XML File to the corresponding information appearing on or derived from the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the XML File to the Receivable File or other information for each of the attributes identified constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was compared.

Attributes	Receivable File
Original Interest Rate Percentage	Installment Sale Contract and instructions provided by the Company described below
Next Interest Rate Percentage	Installment Sale Contract and instructions provided by the Company described below
Reporting Period Interest Rate Percentage	Installment Sale Contract and instructions provided by the Company described below
Origination Date	Installment Sale Contract
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below
Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below

Attributes	Receivable File
Subvented	Auto Finance Servicing System screen shots and instructions provided by the Company described below
Current Delinquency Status	Auto Finance Servicing System screen shots

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, or Reporting Period Interest Rate Percentage did not agree to the APR percentage stated on the Installment Sale Contract, we were instructed by the Company to compare Original Interest Rate Percentage, Next Interest Rate Percentage, or Reporting Period Interest Rate Percentage to the percentage stated on the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates. The Company instructed us to compare only the month and year of the First Payment Date in the XML File to the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, in the event the Maturity Date was not stated on the Installment Sale Contract, the Company instructed us to recompute the Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated on the Installment Sale Contract. We compared the recomputed Maturity Date to the Maturity Date in the XML File. The Company instructed us to compare only the month and year of the Maturity Date in the XML File to the First Payment Date in the Receivable File.

For the purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term by calculating the difference in months between the “MATURITY-DATE” field and the “CONTR-DATE” fields in the Data File. We then compared the recomputed Original Loan Term to the Original Loan Term in the XML File.

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number by calculating the difference in months between the “FIRST-PYMT-DATE” field and the “CONTR-DATE” fields in the Data File. We then compared the recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field on the Auto Finance Servicing System screen shot to the value in the Subvented field on the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the loan to be Subvented. If the “Original Unearned Amount” field contained no amount, the Company instructed us to consider the loan to not be Subvented.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit C. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Data File or the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Receivable Files, the Data File, the XML File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

March 3, 2017

Exhibit A
The Selected Receivables
Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number
1	20171001	44	20171044	87	20171087	130	20171130
2	20171002	45	20171045	88	20171088	131	20171131
3	20171003	46	20171046	89	20171089	132	20171132
4	20171004	47	20171047	90	20171090	133	20171133
5	20171005	48	20171048	91	20171091	134	20171134
6	20171006	49	20171049	92	20171092	135	20171135
7	20171007	50	20171050	93	20171093	136	20171136
8	20171008	51	20171051	94	20171094	137	20171137
9	20171009	52	20171052	95	20171095	138	20171138
10	20171010	53	20171053	96	20171096	139	20171139
11	20171011	54	20171054	97	20171097	140	20171140
12	20171012	55	20171055	98	20171098	141	20171141
13	20171013	56	20171056	99	20171099	142	20171142
14	20171014	57	20171057	100	20171100	143	20171143
15	20171015	58	20171058	101	20171101	144	20171144
16	20171016	59	20171059	102	20171102	145	20171145
17	20171017	60	20171060	103	20171103	146	20171146
18	20171018	61	20171061	104	20171104	147	20171147
19	20171019	62	20171062	105	20171105	148	20171148
20	20171020	63	20171063	106	20171106	149	20171149
21	20171021	64	20171064	107	20171107	150	20171150
22	20171022	65	20171065	108	20171108	151	20171151
23	20171023	66	20171066	109	20171109	152	20171152
24	20171024	67	20171067	110	20171110	153	20171153
25	20171025	68	20171068	111	20171111	154	20171154
26	20171026	69	20171069	112	20171112	155	20171155
27	20171027	70	20171070	113	20171113	156	20171156
28	20171028	71	20171071	114	20171114	157	20171157
29	20171029	72	20171072	115	20171115	158	20171158
30	20171030	73	20171073	116	20171116	159	20171159
31	20171031	74	20171074	117	20171117	160	20171160
32	20171032	75	20171075	118	20171118	161	20171161
33	20171033	76	20171076	119	20171119	162	20171162
34	20171034	77	20171077	120	20171120	163	20171163
35	20171035	78	20171078	121	20171121	164	20171164
36	20171036	79	20171079	122	20171122	165	20171165
37	20171037	80	20171080	123	20171123	166	20171166
38	20171038	81	20171081	124	20171124	167	20171167
39	20171039	82	20171082	125	20171125	168	20171168
40	20171040	83	20171083	126	20171126	169	20171169
41	20171041	84	20171084	127	20171127	170	20171170
42	20171042	85	20171085	128	20171128	171	20171171
43	20171043	86	20171086	129	20171129	172	20171172

Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number
173	20171173	205	20171205	237	20171237	269	20171269
174	20171174	206	20171206	238	20171238	270	20171270
175	20171175	207	20171207	239	20171239	271	20171271
176	20171176	208	20171208	240	20171240	272	20171272
177	20171177	209	20171209	241	20171241	273	20171273
178	20171178	210	20171210	242	20171242	274	20171274
179	20171179	211	20171211	243	20171243	275	20171275
180	20171180	212	20171212	244	20171244	276	20171276
181	20171181	213	20171213	245	20171245	277	20171277
182	20171182	214	20171214	246	20171246	278	20171278
183	20171183	215	20171215	247	20171247	279	20171279
184	20171184	216	20171216	248	20171248	280	20171280
185	20171185	217	20171217	249	20171249	281	20171281
186	20171186	218	20171218	250	20171250	282	20171282
187	20171187	219	20171219	251	20171251	283	20171283
188	20171188	220	20171220	252	20171252	284	20171284
189	20171189	221	20171221	253	20171253	285	20171285
190	20171190	222	20171222	254	20171254	286	20171286
191	20171191	223	20171223	255	20171255	287	20171287
192	20171192	224	20171224	256	20171256
193	20171193	225	20171225	257	20171257
194	20171194	226	20171226	258	20171258
195	20171195	227	20171227	259	20171259
196	20171196	228	20171228	260	20171260
197	20171197	229	20171229	261	20171261
198	20171198	230	20171230	262	20171262
199	20171199	231	20171231	263	20171263
200	20171200	232	20171232	264	20171264
201	20171201	233	20171233	265	20171265
202	20171202	234	20171234	266	20171266
203	20171203	235	20171235	267	20171267
204	20171204	236	20171236	268	20171268

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exception List (Data File)
Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
1	20171001	First Payment Date	4/11/2013	4/14/2013
1	20171001	Original Maturity Date	3/11/2018	3/14/2018
1	20171001	Current Maturity Date	3/11/2018	3/14/2018
254	20171254	Scheduled Monthly Payment	$554.92	$557.03
254	20171254	APR	2.24%	2.39%

Exhibit C
Exception List (XML File)
Selected Receivable Number	Receivable Number	Attribute	Per XML File	Per Receivable File
254	20171254	Original Interest Rate	2.24%	2.39%
254	20171254	Next Interest Rate Percentage	2.24%	2.39%
254	20171254	Reporting Period Interest Rate Percentage	2.24%	2.39%